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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported)    November 18, 1996
                                                     ------------------------

                                OROAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  0-21862                       94-238534
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)            File Number)              Identification No.)


        443 North Varney Street
          Burbank, California                                          91502
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (818) 848-5555
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ITEM 5.  OTHER EVENTS.

         On November 18, 1996, the registrant released the information filed herewith as Exhibit 99.1.

ITEM 7.  EXHIBITS.

         99.1 Press release issued by the registrant on November 18, 1996.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 1996               OROAMERICA, INC.



                                       By: /s/ SHIU SHAO
                                           -----------------------------------
                                           Shiu Shao, Vice President and
                                           Chief Financial Officer